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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                 Date of report (date of earliest event reported):
                                    June 22, 1998


                          IWL COMMUNICATIONS, INCORPORATED
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)

        TEXAS                          0-22293                   76-0043882
   ---------------                   ------------            ------------------
   (State or other                   (Commission              (I.R.S. Employer
   jurisdiction of                   File Number)            Identification No.)
    incorporation)


                         12000 AEROSPACE AVENUE, SUITE 200
                               HOUSTON, TEXAS  77034
            ------------------------------------------------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (281) 482-0289


                                   NOT APPLICABLE
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

          See Exhibit 20.1 and 20.2 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          (c)  Exhibit.

               20.1 Press Release, dated June 22, 1998, regarding the
                    amendment to merger agreement.

               20.2 Press Release, dated June 22, 1998, regarding the
                    filing of a registration statement.




















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   IWL COMMUNICATIONS, INCORPORATED


June 23, 1998                      By:    /s/ Byron M. Allen
                                      ---------------------------------
                                         Byron M. Allen
                                         President



























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                                EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------
20.1 Press Release, dated June 22, 1998, regarding the amendment to merger agreement.

20.2 Press Release, dated June 22, 1998, regarding the filing of a registration statement.